                                                                    EXHIBIT 10.2


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                         SUPPORT AND EXPENSES AGREEMENT

                                     BETWEEN

                         ALLSTATE LIFE INSURANCE COMPANY

                                       AND

                          ALLSTATE LIFE GLOBAL FUNDING

                            DATED AS OF JUNE 27, 2002


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                                TABLE OF CONTENTS

                                                                                       PAGE
                                    ARTICLE 1
                 DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

  SECTION 1.1    DEFINITIONS..............................................................1
  SECTION 1.2    OTHER DEFINITIONAL PROVISIONS............................................3

                                    ARTICLE 2
                                 REPRESENTATIONS

  SECTION 2.1    GENERAL..................................................................4

                                    ARTICLE 3
                                   OBLIGATIONS

  SECTION 3.1    PAYMENT OF OBLIGATIONS...................................................4
  SECTION 3.2    AMENDED OR ADDITIONAL ARRANGEMENTS.......................................5
  SECTION 3.3    WAIVER OF NOTICE.........................................................5
  SECTION 3.4    NO IMPAIRMENT............................................................5
  SECTION 3.5    ENFORCEMENT..............................................................6
  SECTION 3.6    SUBROGATION..............................................................6
  SECTION 3.7    ACTIONS; NOTIFICATION....................................................6
  SECTION 3.8    SETTLEMENT WITHOUT CONSENT...............................................7
  SECTION 3.9    THIRD PARTY BENEFICIARIES................................................7

                                    ARTICLE 4
                               GENERAL PROVISIONS

  SECTION 4.1    BINDING EFFECT...........................................................7
  SECTION 4.2    AMENDMENTS; ASSIGNMENTS..................................................7
  SECTION 4.3    TERM OF AGREEMENT........................................................7
  SECTION 4.4    NOTICES..................................................................8
  SECTION 4.5    GOVERNING LAW............................................................8
  SECTION 4.6    CONSENT TO JURISDICTION..................................................8
  SECTION 4.7    WAIVER OF JURY TRIAL.....................................................9
  SECTION 4.8    COUNTERPARTS.............................................................9
  SECTION 4.9    SEVERABILITY.............................................................9
  SECTION 4.10   ENTIRE AGREEMENT.........................................................9
  SECTION 4.11   NO WAIVER................................................................9
  SECTION 4.12   REMEDIES CUMULATIVE......................................................9
  SECTION 4.13   LIMITATION OF DELAWARE TRUSTEE LIABILITY.................................9

EXHIBIT A   NOTICE OF OBLIGATION

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          This SUPPORT AND EXPENSES AGREEMENT, dated as of June 27, 2002 (this
"SUPPORT AND EXPENSES AGREEMENT"), is entered into between Allstate Life Insurance Company, an Illinois stock life insurance company ("ALLSTATE LIFE") and Allstate Life Global Funding, a statutory business trust organized in series under the laws of the State of Delaware and acting hereunder with respect to each series of the statutory business trust (the "ISSUER").

          WHEREAS, the Issuer intends to establish a program (the "PROGRAM") for the continuous issuance of medium term notes (the "NOTES") pursuant to the Indenture; and

          WHEREAS, the Issuer desires to use the proceeds of the Notes to purchase funding agreements to be issued by Allstate Life (each, a "FUNDING AGREEMENT").

          NOW THEREFORE, in consideration of the premises and covenants set forth in this Support and Expenses Agreement, the parties agree as follows:

                                   ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

     SECTION 1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

          "ADMINISTRATOR" means AMACAR Pacific Corp. and its successors.

          "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

          "ALLSTATE LIFE" has the meaning ascribed in the first paragraph of this Support and Expenses Agreement.

          "BUSINESS DAY" means a day (other than a Saturday, Sunday or legal holiday) on which commercial banks in the City of New York, the Borough of Manhattan and Cook County, State of Illinois, are open for business.

          "DEALER" means any dealer appointed by the Issuer to sell any of the Notes.

          "DELAWARE TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as trustee, and its successors.

          "EXCLUDED AMOUNTS" means (i) any obligation of the Issuer to make any payment to any Holder in accordance with the terms of the Notes, (ii) any obligation or expense of the Issuer to the extent that such obligation or expense has actually been paid utilizing funds available to the Issuer from payments under the Funding Agreements, (iii) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind or nature whatsoever resulting from or relating to any insurance regulatory or other governmental authority asserting that: (a) the Notes are, or are deemed to be, (1) participations in the Funding Agreements or (2) contracts of insurance, or (b) the offer, purchase, sale and/or transfer of the Notes (1) constitute the conduct of the business of insurance or reinsurance in any jurisdiction or (2) require the Issuer, any Dealer or any Holder to be licensed as an insurer, insurance agent or broker in any jurisdiction, (iv) any obligation of the Issuer to indemnify Allstate Life or any of its Affiliates under any other agreement between the Issuer on the one hand and any of them on the other hand, (v) any obligation of Allstate Life to pay any Additional Amounts (as defined in such Funding Agreement) pursuant to the terms of the Funding Agreements and (vi) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind or nature whatsoever resulting from or relating to the acts or failures to act of any Service Provider to the extent that such Service Provider would not be entitled to indemnification or payment from the Issuer in connection with any such act or failure to act pursuant to the terms of any arrangements between the Issuer and such Service Provider in effect on the date of this Support and Expenses Agreement.

          "FUNDING AGREEMENT" has the meaning ascribed in the second recital of this Support and Expenses Agreement.

          "HOLDER" or "NOTEHOLDER" means any holder of the Notes.

          "INDENTURE" means the indenture to be entered into between the Issuer and the Indenture Trustee before any Notes are issued, as the same may be amended, modified, restated, supplemented and/or replaced from time to time.

          "INDENTURE TRUSTEE" means Bank One, National Association and its successors.

          "ISSUER" has the meaning ascribed in the first paragraph of this Support and Expenses Agreement.

          "NOTES" has the meaning ascribed in the first recital of this Support and Expenses Agreement.

          "NOTICE OF OBLIGATION" means the instrument evidencing an Obligation of the Issuer in, or substantially in, the form attached as Exhibit A.

          "OBLIGATIONS" means any and all of the costs, losses, damages, claims, actions, suits, expenses (including the reasonable fees and expenses of counsel), disbursements, taxes, penalties and liabilities of any kind or nature of the Issuer except the Excluded Amounts; provided, however, with respect to the Delaware Trustee and the

                                        2
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Administrator, only items (i), (ii) and (vi) of the definition of Excluded
Amounts shall apply.

          "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.

          "PROCEEDING" has the meaning ascribed in Section 3.7(a).

          "PROGRAM" has the meaning ascribed in the first recital of this Support and Expenses Agreement.

          "SERVICE PROVIDER" means any of the Administrator, the Delaware Trustee and the Indenture Trustee, and any other agent or provider of services to the Issuer, in each case acting in such capacity with respect to the Notes.

          "SUPPORT AND EXPENSES AGREEMENT" means this instrument as originally executed and delivered as this instrument may be amended, modified, restated, supplemented and/or replaced from time to time.

     SECTION 1.2 OTHER DEFINITIONAL PROVISIONS. For all purposes of this Support and Expenses Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article 1 shall have the meanings ascribed to them in this Article 1 and shall include the plural as well as the singular;

          (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

          (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Support and Expenses Agreement or the intent of the parties hereto;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Support and Expenses Agreement as a whole and not to any particular Article, Section or other subdivision; and

          (e) references herein to Articles and Sections shall, unless otherwise specified, refer respectively to Articles and Sections hereof.

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                                   ARTICLE 2
                                 REPRESENTATIONS

     SECTION 2.1 GENERAL. Each party hereto represents and warrants to the other that as of the date hereof:

          (a) it has the power to enter into this Support and Expenses Agreement and to consummate the transactions contemplated hereby;

          (b) it has duly authorized, executed and delivered this Support and Expenses Agreement;

          (c) assuming the due authorization, execution and delivery of this Support and Expenses Agreement by the other party, this Support and Expenses Agreement constitutes a legal, valid and binding obligation of the representing party;

          (d) this Support and Expenses Agreement is enforceable against the representing party in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights, and subject as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law; and

          (e) its execution and delivery of this Support and Expenses Agreement, consummation by it of the transactions contemplated hereby and the performance of its obligations hereunder do not and will not constitute or result in a default, breach or violation of the terms or provisions of its organizational documents or any material indenture, contract, agreement, instrument, mortgage, judgment, injunction or order applicable to which it is a party or by which any of its properties may be bound.

                                    ARTICLE 3
                                   OBLIGATIONS

     SECTION 3.1    PAYMENT OF OBLIGATIONS.

          (a) Allstate Life hereby irrevocably and unconditionally agrees to indemnify the Issuer against, and to pay all Obligations within two Business Days of receipt of the applicable Notice of Obligation, subject only to the terms and conditions of this Support and Expenses Agreement.

          (b) Allstate Life hereby agrees to pay any amount due under this Support and Expenses Agreement in the currency in which the related Obligation originated.

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          (c)  Allstate Life and the Issuer hereby agree that all payments due under this Section 3.1 in respect of any Obligation shall be effected, and any responsibility of Allstate Life to pay such Obligation pursuant to the indemnity provided to the Issuer in this Support and Expenses Agreement shall be discharged, by the payment by Allstate Life, at the order of the Issuer, to the account of the person to whom such Obligation is owed, as specified in the applicable Notice of Obligation.

     SECTION 3.2 AMENDED OR ADDITIONAL ARRANGEMENTS. The Issuer will not, without the prior written approval of Allstate Life (a) enter into or amend, modify, restate, and/or supplement any compensation or indemnification arrangements with respect to the Program or (b) waive any of its rights under any compensation or indemnification provisions under the Program.

     SECTION 3.3 WAIVER OF NOTICE. Allstate Life hereby waives notice of any fact or circumstance that could give rise to the payment of any Obligation under
Section 3.1 and, except as provided herein, Allstate Life also waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION 3.4 NO IMPAIRMENT. The obligations, covenants, agreements and duties of Allstate Life under this Support and Expenses Agreement will in no way be affected or impaired by reason of the happening from time to time of any of:

          (a) the extension of time for the payment of all or any portion of any Obligation or for the performance of any other obligation arising under, out of, or in connection with, any Obligation;

          (b) any failure, omission, delay or lack of diligence on the part of the Issuer to enforce, assert or exercise any right, privilege, power or remedy conferred on the Issuer with respect to any Obligation or any action on the part of the Issuer granting indulgence or extension of any kind;

          (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

          (d) the existence of any claim, set-off or other rights that Allstate Life may have at any time against the Issuer; PROVIDED, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or

          (e) any other act or omission to act or delay of any kind by the Issuer or any other Person or any other circumstance whatsoever which

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               might, but for the provisions of this Section 3.4(e), constitute a legal or equitable discharge of or defense to Allstate Life's obligations hereunder.

     SECTION 3.5 ENFORCEMENT. Notwithstanding any rights granted to Allstate Life under Section 3.9, Allstate Life waives any right or remedy to require that any action be brought against any Person prior to the assertion of a claim under this Support and Expenses Agreement.

     SECTION 3.6 SUBROGATION. Upon, and subject to, the payment by Allstate Life of any Obligation:

          (a) Allstate Life shall be subrogated to all of the rights, interests and remedies, if any, of the Issuer in respect of such Obligation; and

          (b) the Issuer will (i) from time to time execute all such instruments and other agreements and take all such other actions as may be necessary or desirable, or that Allstate Life may request, to protect any interest of Allstate Life with respect to any Obligation or to enable Allstate Life to exercise or enforce any right, interest or remedy it may have with respect to any such Obligation and (ii) release to Allstate Life any amount received relating to any Obligation, or any portion of any Obligation, immediately after any such amount relating to such Obligation, or any portion of any such Obligation, is received by the Issuer.

     SECTION 3.7    ACTIONS; NOTIFICATION.

          (a) The Issuer shall give prompt written notice to Allstate Life of any litigation, or any investigation or proceeding by any governmental agency or body or other Person, whether commenced or threatened, against the Issuer that may give rise to any Obligation (each, a "PROCEEDING"), but the Issuer's failure to so notify Allstate Life shall not relieve Allstate Life from any liability which it may have otherwise under this Support and Expenses Agreement unless the failure to so notify had an adverse impact on Allstate Life.

          (b) Allstate Life may, in its sole discretion, elect to assume the defense of the Issuer in any Proceeding that could give rise to any Obligation, and if it so elects, Allstate Life shall select counsel reasonably acceptable to the Issuer to represent the Issuer in such Proceeding and pay the fees and expenses of such counsel. In any Proceeding, the Issuer shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall not constitute an Obligation unless (i) Allstate Life and the Issuer shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such Proceeding (including any impleaded

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               parties) include both Allstate Life and the Issuer, and
               representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall Allstate Life be liable for fees and expenses of more than one counsel (in addition to any local counsel) for the Issuer in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 3.8 SETTLEMENT WITHOUT CONSENT. The Issuer may not settle any Proceeding without the consent of Allstate Life.

     SECTION 3.9 THIRD PARTY BENEFICIARIES. Allstate Life understands and agrees that each Service Provider (including such parties in their respective individual capacity) shall be a third party beneficiary of the indemnity provided under this Support and Expenses Agreement, subject to the limitations on such indemnity provided in this Support and Expenses Agreement. No other Person shall have any legal or equitable right, remedy or claim under or in respect of this Support and Expenses Agreement or any covenants, conditions or provisions contained herein.

                                    ARTICLE 4
                               GENERAL PROVISIONS

     SECTION 4.1 BINDING EFFECT. All obligations, covenants, agreements and duties contained in this Support and Expenses Agreement shall bind the permitted successors and assigns, and receivers, trustees and representatives of each of Allstate Life and the Issuer.

     SECTION 4.2    AMENDMENTS; ASSIGNMENTS.

          (a) This Support and Expenses Agreement will not be amended, modified, restated, supplemented or replaced in any manner, except with the unanimous written consent of the Issuer, Allstate Life, the Administrator, the Delaware Trustee and the Indenture Trustee.

          (b) Neither this Support and Expenses Agreement nor any title, right or interest in this Support and Expenses Agreement may be sold, transferred, assigned, hypothecated or alienated in any manner whatsoever, except with the express written consent of the Issuer and Allstate Life.

     SECTION 4.3 TERM OF AGREEMENT. This Support and Expenses Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to each Holder in accordance with the terms of the Notes, whether upon maturity, redemption or otherwise, and (b) the date on which there is no Obligation due and payable under this Support and Expenses Agreement. Unless and until this Support and Expenses Agreement is terminated as

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specified in this Section 4.3, this Support and Expenses Agreement will be continuing, irrevocable, unconditional and absolute.

     SECTION 4.4 NOTICES. All demands, notices, instructions or other communications required or permitted to be given hereunder shall be given in writing by delivering the same against receipt by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

          If to the Issuer, to:

          Allstate Life Global Funding
          c/o AMACAR Pacific Corp.
          6525 Morrison Boulevard, Suite 318
          Charlotte, North Carolina
          Attention: Douglas K. Johnson
          Facsimile: (704) 365-1632

          If to Allstate Life, to:

          Allstate Life Insurance Company
          3100 Sanders Road, Suite M3A
          Northbrook, Illinois 60062
          Attention: Assistant Vice President, Institutional Markets
          Facsimile: (847) 326-6289

     SECTION 4.5 GOVERNING LAW. This Support and Expenses Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its choice of law principles.

     SECTION 4.6 CONSENT TO JURISDICTION. Each party to this Support and Expenses Agreement submits for itself and in connection with its properties, generally and unconditionally, to the nonexclusive jurisdiction of the United States Federal court located in the City of New York, the Borough of Manhattan for purposes of any legal proceeding arising out of or relating to this Support and Expenses Agreement or the transactions contemplated hereby. Each party to this Support and Expenses Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Support and Expenses Agreement hereby consents to process being served in any suit, action or proceeding with respect to this Support and Expenses Agreement, or any document delivered pursuant hereto by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Support and Expenses Agreement or to any other address of which it shall have given written

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notice to the other party hereto. The foregoing shall not limit the ability of any party hereto to bring suit in the courts of any other jurisdiction.

     SECTION 4.7 WAIVER OF JURY TRIAL. Each of the parties to this Support and Expenses Agreement irrevocably and expressly waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Support and Expenses Agreement or any claims or transactions in connection herewith. Each of the parties hereto hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby.

     SECTION 4.8 COUNTERPARTS. This Support and Expenses Agreement and any amendments, modifications, restatements, supplements and/or replacements hereof, or waivers or consents hereto, may be executed in any number of counterparts, and by parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute one in the same instrument. This Support and Expenses Agreement shall become effective upon the execution of a counterpart by each of the parties hereto.

     SECTION 4.9 SEVERABILITY. In the event any provision or obligation of this Support and Expenses Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

     SECTION 4.10 ENTIRE AGREEMENT. This Support and Expenses Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes all previous agreements between the parties, whether written or oral.

     SECTION 4.11 NO WAIVER. No failure on the part of the parties hereto to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

     SECTION 4.12 REMEDIES CUMULATIVE. No right, power or remedy of the parties hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or now or hereafter existing by law or in equity.

     SECTION 4.13 LIMITATION OF DELAWARE TRUSTEE LIABILITY. Notwithstanding any provision hereof to the contrary, it is expressly understood and agreed by the parties that (a) this Support and Expenses Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and

                                        9
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agreements by Wilmington Trust Company, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Support and Expenses Agreement or any other related documents.

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          IN WITNESS WHEREOF, the parties have caused this Support and Expenses
Agreement to be executed by duly authorized representatives as of the day and year first above written.

                                         ALLSTATE LIFE INSURANCE COMPANY



                                         By:  /s/ Sarah R. Donahue
                                            ------------------------------------
                                            Name:  Sarah R. Donahue
                                            Title: Assistant Vice President


                                         ALLSTATE LIFE GLOBAL FUNDING, acting
                                         hereunder with respect to each series

                                         By: WILMINGTON TRUST COMPANY, not in
                                         its individual capacity, but solely as
                                         Delaware Trustee



                                         By:   /s/ Donald G. MacKelcan
                                            ------------------------------------
                                            Name:  Donald G. MacKelcan
                                            Title: Vice President

                                       11
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                                                                       EXHIBIT A


                              NOTICE OF OBLIGATION


                                                Date:  -


BY [HAND OR OVERNIGHT] DELIVERY AND/OR FACSIMILE

Allstate Life Insurance Company
Office of the General Counsel
3100 Sanders Road
Northbrook, Illinois 60062
Telephone: -
Facsimile: -


Ladies and Gentlemen:

          Reference is hereby made to the Support and Expenses Agreement dated as of June 27, 2002 (the "SUPPORT AGREEMENT") entered into between Allstate Life Insurance Company, an Illinois stock life insurance company ("ALLSTATE LIFE") and Allstate Life Global Funding, a statutory business trust organized in series under the laws of the State of Delaware (the "ISSUER"). Capitalized terms used in this notice (this "NOTICE OF OBLIGATION") and not otherwise defined have the respective meanings ascribed in the Support Agreement.

          The Issuer hereby represents to Allstate Life that:

           (a) on -, the Issuer incurred an Obligation in an amount of $ -;

           (b) the Obligation resulted from -; and

           (c) all documents and instruments evidencing the Obligation are attached to this Notice of Obligation.

          The Issuer hereby requests Allstate Life to pay the Obligation in accordance with the Support Agreement to the following account:

           [Name of Bank:
           Account No.:
           Reference No.:]

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


          IN WITNESS WHEREOF, the Issuer has executed and delivered this Notice of Obligation as of the date first written above.

                                         ALLSTATE LIFE GLOBAL FUNDING

                                         By: Wilmington Trust Company, not in
                                         its individual capacity, but solely as
                                         Delaware Trustee



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

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